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Exhibit 10.18

CONTINUING GUARANTY

        For value received and in consideration of the extension of credit by BANK OF THE WEST (the "Bank") to INTERNATIONAL MEDICATION SYSTEMS, LIMITED (the "Debtor") or the benefits to the undersigned derived therefrom, the undersigned (each, a "Guarantor"), guarantees and promises to pay to the Bank any and all Indebtedness (as defined in Subsection 1 below) and agrees as follows:

1.
Indebtedness. The term "Indebtedness" is used herein in its most comprehensive sense and includes any and all advances, debts, obligations, guaranties and liabilities of the Debtor, or anyone or more of them, heretofore, now, or hereafter made, incurred or created, whether voluntary or involuntary and however arising, whether direct or acquired by the Bank by assignment, succession, or otherwise, whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, secured or unsecured, whether on original, renewed, extended or revised terms, and whether the Debtor may be liable individually or jointly with others, or whether recovery upon any Indebtedness may be or hereafter becomes barred by any statute of limitations or whether any Indebtedness may be or hereafter becomes otherwise unenforceable.

2.
Guaranty. The Guarantor unconditionally agrees to pay to the Bank or its order, on demand, in lawful money of the United States of America, an amount equal to the amount of the Indebtedness and to otherwise perform any obligation of the Debtor undertaken pursuant to any Indebtedness. The Guarantor agrees to (a) bear the expenses enumerated in Subsection 21 hereof and (b) pay interest on the Indebtedness at the rate(s) applicable thereto.

3.
Right to Amend or Modify Indebtedness and/or Collateral. The Guarantor authorizes the Bank, at its sole discretion, with or without notice and without affecting the Guarantor's liability hereunder, from time to time to: (a) change the time or manner of payment of any Indebtedness by renewal, extension, modification, acceleration or otherwise; (b) alter or change any provision of any Indebtedness including, but not limited to, the rate of interest thereon, and any document, instrument or agreement (other than this Guaranty) evidencing, guaranteeing, securing or related to any Indebtedness; (c) release, discharge, exonerate, substitute or add one or more parties liable on any Indebtedness or one or more endorsers, cosigners or guarantors for any Indebtedness; (d) obtain collateral for the payment of any Indebtedness or any guaranty thereof; (e) release existing or after-acquired collateral on such terms as the Bank, in its sole discretion, shall determine; (f) apply any sums received from the Debtor, any endorser, cosigner, other guarantor or other person liable on any Indebtedness or from the sale or collection of collateral or its proceeds to any indebtedness whatsoever owed or to be owed to the Bank by the Debtor in any order or amount and regardless of whether or not such indebtedness is guaranteed hereby, is secured by collateral or is due and payable; (g) apply any sums received from the Guarantor or from the sale of collateral granted by the Guarantor to any Indebtedness in any order or amount regardless of whether such Indebtedness is secured by collateral or is due and payable.

4.
Waivers. The Guarantor hereby unconditionally and irrevocably acknowledges and agrees to the matters set forth below:

(a)
Deficiency. In the event that any Indebtedness is now or hereafter secured by a deed of trust, the Guarantor waives any defense and all rights and benefits of those laws purporting to state that no deficiency judgment may be recovered on certain real property purchase money obligations (as presently contained in Section 580b of the California Code of Civil Procedure and as it may be amended or superseded in the future) and those laws purporting to state that no deficiency judgment may be recovered after a trustee's sale under a deed of trust (as presently contained in Section 580d of the California Code of Civil Procedure and as it may

    be amended or superseded in the future). THE GUARANTOR ACKNOWLEDGES THAT A FORECLOSURE BY A TRUSTEE'S SALE UNDER A DEED OF TRUST MAY RESULT IN THE DESTRUCTION OF THE GUARANTOR'S SUBROGATION RIGHTS THAT MAY OTHERWISE EXIST AND THAT A DESTRUCTION OF THOSE RIGHTS MAY CREATE A DEFENSE TO A DEFICIENCY JUDGMENT AGAINST THE DEBTOR AND/OR THE GUARANTOR.

    THE GUARANTOR WAIVES ALL RIGHTS AND DEFENSES THAT GUARANTOR MAY HAVE BECAUSE THE INDEBTEDNESS OR ANY PORTION THEREOF IS SECURED BY REAL PROPERTY. THIS MEANS, AMONG OTHER THINGS,

    (1)
    BANK MAY COLLECT FROM THE GUARANTOR WITHOUT FIRST FORECLOSING ON ANY REAL OR PERSONAL PROPERTY PLEDGED BY THE DEBTOR

    (2)
    IF THE BANK FORECLOSES ON ANY REAL PROPERTY COLLATERAL PLEDGED BY THE DEBTOR,

    A.
    THE AMOUNT OF THE INDEBTEDNESS MAY BE REDUCED ONLY BY THE PRICE FOR WHICH THAT COLLATERAL IS SOLD AT THE FORECLOSURE SALE, EVEN IF THE COLLATERAL IS WORTH MORE THAN THE SALE PRICE.

    B.
    BANK MAY COLLECT FROM THE GUARANTOR EVEN IF THE CREDITOR, BY FORECLOSING ON THE REAL PROPERTY COLLATERAL, HAS DESTROYED ANY RIGHT THE GUARANTOR MAY HAVE TO COLLECT FROM THE DEBTOR.

    THIS IS AN UNCONDITIONAL AND IRREVOCABLE WAIVER OF ANY RIGHTS AND DEFENSES THE GUARANTOR MAY HAVE BECAUSE THE INDEBTEDNESS IS SECURED BY REAL PROPERTY. THESE RIGHTS AND DEFENSES INCLUDE, BUT ARE NOT LIMITED TO, ANY RIGHTS AND DEFENSES BASED ON SECTION 580a, 580b, 5800, OR 726 OF THE CALIFORNIA CODE OF CIVIL PROCEDURE.

  (b)
  Election of Remedies. The Guarantor waives any defense based upon the Guarantor's loss of a right against the Debtor arising from the Bank's election of a remedy on any Indebtedness under bankruptcy or other debtor relief laws or under any other laws, including, but not limited to, those purporting to reduce the Bank's right against the Guarantor in proportion to the principal obligation of any Indebtedness (as presently contained in Section 2809 of the California Civil Code and as it may be amended or superseded in the future).

    Without limiting the generality of the foregoing, Guarantor waives all rights and defenses arising out of an election of remedies by the Bank, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a guaranteed obligation, has destroyed the Guarantor's rights of subrogation and reimbursement against the Debtor (principal) by operation of Section 580d of the Code of Civil Procedure or otherwise.

  (c)
  Statute of Limitations. To the maximum extent permitted by law, the Guarantor waives the benefit of the statute of limitations affecting the Guarantor's liability hereunder or the enforcement hereof.

  (d)
  Action Against the Debtor and Collateral (and Other Remedies). The Guarantor waives all right to require the Bank to: (i) proceed against the Debtor, any endorser, cosigner, other guarantor or other person liable on any Indebtedness; (ii) join the Debtor or any endorser, cosigner, other guarantor or other person liable on any Indebtedness in any action or actions that may be brought and prosecuted by the Bank solely and separately against the Guarantor on any Indebtedness; (iii) proceed against any item or items of collateral securing any Indebtedness or any guaranty thereof; or (iv) pursue or refrain from pursuing any other remedy whatsoever in the Bank's power.

  (e)
  Debtor's Defenses. The Guarantor waives any defense arising by reason of any disability or other defense of the Debtor, the Debtor's successor or any endorser, cosigner, other guarantor or other person liable on any Indebtedness including, without limitation, any statute of limitation defense that may be available to Debtor or such other person. Until all Indebtedness has been paid in full, even though it may be in excess of the liability incurred hereby and Bank has no further commitment to lend or extend financial accommodations to Debtor, the Guarantor shall not have any right of subrogation and the Guarantor waives any benefit of and right to participate in any collateral now or hereafter held by the Bank. The Guarantor waives all presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor, notices of sale of any collateral securing any Indebtedness or any guaranty thereof, and notice of the existence, creation or incurring of new or additional Indebtedness.

  (f)
  Debtor's Financial Condition. The Guarantor hereby recognizes, acknowledges and agrees that advances may be made from time to time with respect to any Indebtedness without authorization from or notice to the Guarantor even though the financial condition of the Debtor, any endorser, cosigner, other guarantor or other person liable on any Indebtedness may have deteriorated since the date of this Guaranty. The Guarantor waives all right to require the Bank to disclose any information with respect to: any Indebtedness; the financial condition, credit or character of the Debtor, any endorser, cosigner, other guarantor or other person liable on any Indebtedness; any collateral securing any Indebtedness or any guaranty thereof; or any action or inaction on the part of the Bank, the Debtor or any endorser, cosigner, other guarantor or other person liable on any Indebtedness. The Guarantor hereby assumes the responsibility for being informed of the financial condition, credit and character of the Debtor and of all circumstances bearing upon the risk of non-payment of any Indebtedness which diligent inquiry would reveal.

5.
Right of Set-off; Grant of Security Interest. In addition to all liens upon and rights of set-off against any monies, securities or other property of the Guarantor given to the Bank by law, the Bank shall have a security interest in and a right to set off against all monies, securities and other property of the Guarantor now or hereafter in the possession of or on deposit with the Bank, the Bank's agents or anyone or more of them, whether held in general or special account or deposit or for safekeeping or otherwise; and each such security interest and right of set-off may be exercised without demand upon or notice to the Guarantor. No action or inaction by the Bank with respect to any security interest or right of set-off shall be deemed a waiver thereof and every right of set-off and security interest shall continue in full force and effect until specifically released by the Bank in writing. The security interest created hereby shall secure all of the Guarantor's obligations under this Guaranty.

6.
Right of Foreclosure. The Bank may foreclose, either by judicial foreclosure or by exercise of power of sale, any deed of trust securing any Indebtedness even though such foreclosure may destroy or diminish the Guarantor's rights against the Debtor. The Guarantor shall be liable to the Bank for any part of any Indebtedness remaining unpaid after any such foreclosure whether or not such foreclosure was for fair market value.

7.
Subordination. Any indebtedness of the Debtor or any endorser, cosigner, other guarantor or other person liable on any Indebtedness now or hereafter owed to the Guarantor is hereby subordinated to the Indebtedness. Such indebtedness owed to the Guarantor shall, if the Bank so requests, be collected, enforced and received by the Guarantor as trustee for the Bank and be paid over to the Bank on account of the Indebtedness but without reducing or affecting in any manner the liability of the Guarantor set forth herein. Should the Guarantor fail to collect the proceeds of any such indebtedness owed to it and pay the proceeds to the Bank, the Bank, as the Guarantor's attorney-in-fact, may do such acts and sign such documents in the Guarantor's name as the Bank considers necessary to effect such collection, and Guarantor hereby appoints Bank as Guarantor's attorney-in-fact for such purposes.

8.
Invalid, Fraudulent or Preferential Payments. The Guarantor agrees that, to the extent the Debtor or any endorser, cosigner, other guarantor or other person liable on any Indebtedness makes a payment or payments to, or is credited for any payment or payments made for or on behalf of the Debtor to the Bank, which payment or payments, or any part thereof, is subsequently invalidated, determined to be fraudulent or preferential, set aside or required to be repaid to any trustee, receiver, assignee or any other party whether under any bankruptcy, state or federal law or under any common law or equitable cause or otherwise, then, to the extent thereof, the obligation or part thereof intended to be satisfied thereby shall be revived, reinstated and continued in full force and effect as if such payment or payments had not originally been made or credited.

9.
Joint and Several Obligations; Independent Obligations. If more than one Guarantor signs this Guaranty, the obligations hereunder are joint and several. The Guarantor's obligations hereunder are independent of the obligations of the Debtor or any endorser, cosigner, other guarantor or other person liable on any Indebtedness and a separate action or actions may be brought and prosecuted against the Guarantor on any Indebtedness.

10.
Financial Information. The Guarantor hereby agrees to deliver or cause to be delivered to the Bank:

(a)
Not later than 180 days after the end of each of the Guarantor's fiscal years, a copy of the annual audited consolidated financial report of the Guarantor for such year, prepared by a firm of certified public accountants acceptable to Bank and accompanied by an unqualified opinion of such firm.

(b)
Not later than 30 days after filing with the appropriate Federal agency, a copy of the Guarantor's federal income tax returns.

11.
Acknowledgment of Receipt. Receipt of a true copy of this Guaranty is hereby acknowledged by the Guarantor. The Guarantor understands and agrees that this Guaranty shall not constitute a commitment of any nature whatsoever by the Bank to renew or hereafter extend credit to the Debtor. The Guarantor agrees that this Guaranty shall be effective with or without notice from the Bank of the Bank's acceptance hereof.

12.
Continuing Guaranty. This Guaranty is a continuing guaranty. Revocation of this Guaranty shall be effective only after written notice thereof is personally received by an officer of the Bank at the originating office indicated below or actually received at the originating office by United States certified or registered mail, return receipt requested and postage prepaid. Notice shall be effective at any office of the Bank should the originating office no longer be in existence. Revocation shall be effective at the close of the Bank's business day when such notice is actually received. Any revocation shall be effective only as to the revoking party and shall not affect that party's obligation with respect to any Indebtedness existing before such revocation is effective.

13.
Non-Reliance. In executing this Guaranty, the Guarantor is not relying, and has not relied, upon any statement or representation made by the Bank, or any employee, agent or representative of the Bank, with respect to the status, financial condition or other matters related to the Debtor or the relationship between the Debtor and the Bank.

14.
Multiple Guaranties. If the Guarantor has executed or does execute more than one guaranty of any indebtedness of the Debtor to the Bank, the limits of liability thereunder and hereunder shall be cumulative.

15.
Severability. Should anyone or more provisions of this Guaranty be determined to be illegal or unenforceable, all other provisions shall remain effective.

16.
Corporate, Limited Liability or Partnership Authority. If the Debtor is a corporation, limited liability partnership or company or partnership, the Bank need not inquire into the power of the Debtor or the authority of its officers, directors, partners or agents acting or purporting to act in its behalf and any credit granted in reliance upon the purported exercise of such power or authority is guarantied hereunder.

17.
Separate Property. Any married person who signs this Guaranty expressly agrees that recourse may be had against such person's separate property for all obligations hereunder.

18.
Interpretation. If there is more than one Debtor named herein or more than one Guarantor executing this Guaranty, the words "Debtor" and "Guarantor" shall respectively mean all and anyone or more of them. As used in this Guaranty, neuter terms include the masculine and feminine, and vice versa.

19.
Assignment. The Bank may, with or without notice, assign this Guaranty in whole or in part. This Guaranty shall inure to the benefit of the Bank, its successors and assigns, and shall bind the Guarantor and the Guarantor's heirs, executors, administrators, successors and assigns.

20.
WAIVER OF JURY TRIAL. THE GUARANTOR AND THE BANK HEREBY EXPRESSLY WAIVE ANY AND ALL RIGHTS, WHETHER ARISING UNDER THE CALIFORNIA CONSTITUTION, ANY RULES OF THE CALIFORNIA CODE OF CIVIL PROCEDURE, COMMON LAW OR OTHERWISE. TO DEMAND A TRIAL BY JURY IN ANY ACTION, MATTER, CLAIM OR CAUSE OF ACTION WHATSOEVER ARISING OUT OF OR IN ANYWAY RELATED TO THIS GUARANTY OR ANY OTHER AGREEMENT, DOCUMENT OR TRANSACTION CONTEMPLATED HEREBY WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. GUARANTOR AND THE BANK EACH AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE BANK AND GUARANTOR FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS GUARANTY OR ANY PROVISION HEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS GUARANTY

21.
Attorney's Fees. Guarantor shall pay to Bank all costs and expenses, including, but not limited to reasonable attorney fees, incurred by Bank in connection with the administration, enforcement, including any bankruptcy appeal or the enforcement of any judgment or any refinancing or restructuring of the Guarantor's obligations under this Guaranty or any document, instrument of agreement executed with respect to, evidencing or securing the indebtedness hereunder.

22.
Governing Law. This Guaranty shall be governed by and construed according to the internal laws of the State of California without regard to conflict. of law principles, and the Guarantor hereby submits to the jurisdiction of the courts of the Stale of California.

23.
Headings. The headings used herein are solely for the purpose of identification and have no legal significance.

24.
Address of the Bank. The Bank's originating office under this Guaranty is:

      Ninth & Valley Office
      855 West Valley Boulevard
      Alhambra, CA 91803

25.
Indebtedness to Bank Subsidiaries, Affiliates and Assigns. The definition of "Bank" as used herein includes BANK OF THE WEST, its subsidiaries, affiliates and assigns.

This Guaranty is made as of October 10th, 2002 (which shall be the date of this Guaranty).

Executed by the undersigned Guarantor(s) as of the date set forth above.

GUARANTOR(S):
ADDRESS:
13760 Magnolia Avenue Chino, CA 91710
AMPHASTAR PHARMACEUTICALS, INC.
	BY:	/s/ Jack Yongfeng Zhang
	NAME:	Jack Yongfeng Zhang, President

	BY:	/s/ Mary Luo
	NAME:	Mary Luo, Secretary/Chief Operating Officer

CERTIFIED CORPORATE RESOLUTION TO BORROW

        WHEREAS, INTERNATIONAL MEDICATION SYSTEMS, LIMITED (the "Corporation") has made application to BANK OF THE WEST (the "Bank") for credit accommodations which may consist of but shall in no way be limited to the following: the renewal, continuation or extension of an existing obligation; the extension of a new loan, line of credit or commitment; the issuance of letters of credit or banker's acceptances; or the purchase or sale through Bank of foreign currencies.

        RESOLVED, that: anyone of the following officers: JACK YONGFENG ZHANG, as the PRESIDENT of the Corporation, or MARY LUO, as the SECRETARY/CHIEF OPERATING OFFICER of the Corporation, are authorized, in the name of and on behalf of the Corporation to:

    (a)
    Borrow money from the Bank in such amounts and upon such terms and conditions as are agreed upon by the officers of the Corporation and the Bank; and execute and deliver or endorse such evidences of indebtedness or renewals thereof or agreements therefore as may be required by the Bank, all in such form and content as the officers of the Corporation executing such documents shall approve (which approval shall be evidenced by the execution and delivery of such documents); provided, however, that the maximum amount of such indebtedness shall not exceed the principal sum of $3,000,000.00 exclusive of any interest, fees, attorneys' fees and other costs and expenses related to the indebtedness.

    (b)
    Execute such evidences of indebtedness, agreements, security instruments and other documents and to take such other actions as are herein authorized.

    (c)
    Sell to or discount or re-discount with the Bank any and all negotiable instruments, contracts or instruments or evidences of indebtedness at any time held by the Corporation; and endorse, transfer and deliver the same, together with guaranties of payment or repurchase thereof, to the Bank (for which the Bank is hereby authorized and directed to pay the proceeds of such sale, discount or re-discount as directed by such endorsement without inquiring into the circumstances of its issue or endorsement or the disposition of such proceeds).

    (d)
    Withdraw, receive and execute receipts for deposits and withdrawals on accounts of the Corporation maintained with the Bank.

    (e)
    Grant security interests and liens in any real, personal or other property belonging to or under the control of the Corporation as security for any indebtedness of the Corporation to the Bank; and execute and deliver to the Bank any and all security agreements, pledges, mortgages, deeds of trust and other security instruments and any other documents to effectuate the grant of such security interests and liens, which security instruments and other documents shall be in such form and content as the officers of the Corporation executing such security instruments and other documents shall approve and which approval shall be evidenced by the execution and delivery of such security instruments and other documents.

    (f)
    Apply for letters of credit or seek the issuance of banker's acceptances under which the Corporation shall be liable to the Bank for repayment.

    (g)
    Purchase and sell foreign currencies, on behalf of the Corporation, whether for immediate or future delivery, in such amounts and upon such terms and conditions as the officer(s) authorized herein may deem appropriate, and give any instructions for transfers or deposits of monies by check, drafts, cable, letter or otherwise for any purpose incidental to the foregoing, and authorize or direct charges to the depository account or

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      accounts of the Corporation for the cost of any foreign currencies so purchased through the Bank.

    (h)
    To designate in writing to the Bank in accordance with the terms of any agreement or other document executed by the above-named individuals one or more individuals who shall have the authority to as provided herein, to:

    (1)
    request advances under lines of credit extended by the Bank to the Corporation;

    (2)
    apply for letters of credit or seek the issuance of banker's acceptances under which the Corporation shall be liable to the Bank for repayment;

    (3)
    make deposits and receive and execute receipts for deposits on accounts of the Corporation maintained with the Bank;

    (4)
    make withdrawals and receive and execute receipts for withdrawals on account of the Corporation maintained with the Bank;

    (5)
    purchase and sell foreign currencies.

    (i)
    Enter into derivative transactions, including but not limited to, interest rate swaps, caps, floors, collars, swaptions, and forwards.

    (j)
    Transact any other business with the Bank incidental to the powers hereinabove stated.

        RESOLVED FURTHER, that all such evidences of indebtedness, agreements, security instruments and other documents executed in the name of and on behalf of the Corporation and all such actions taken on behalf of the Corporation in connection with the matters described herein are hereby ratified and approved.

        RESOLVED FURTHER, that the Bank is authorized to act upon these resolutions until written notice of their revocation is delivered to the Bank.

        RESOLVED FURTHER, that any resolution set forth herein is in addition to and does not supersede any resolutions previously given by the Corporation to the Bank.

        RESOLVED FURTHER, that the Secretary of the Corporation be, and hereby is, authorized and directed to prepare, execute and deliver to the Bank a certified copy of the foregoing resolutions.

        I do hereby certify that I am Mary Luo, the Secretary of INTERNATIONAL MEDICATION SYSTEMS, LIMITED, a California corporation, and I do hereby further certify that the foregoing is a true copy of the resolutions of the Board of Directors of the Corporation adopted and approved by unanimous written consent.

        I hereby further certify that such resolutions are presently in full force and effect and have not been amended or revoked. I do further certify that the following persons have been duly elected and qualified as and, this day are, officers of the Corporation, holding their respective offices appearing

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below their names, and that the signatures appearing opposite their names are the genuine signatures of such persons.

NAME OF OFFICER: JACK YONGFENG ZHANG	/s/ JACK YONGFENG ZHANG

TITLE: PRESIDENT

NAME OF OFFICER: MARY LUO	/s/ MARY LUO

TITLE SECRETARY/CHIEF OPERATING OFFICER

IN WITNESS WHEREOF, this document is executed as of October 10th, 2002.

NAME OF CORPORATION:	INTERNATIONAL MEDICATION SYSTEMS, LIMITED

	BY:	/s/ MARY LUO
	NAME:	MARY LUO, SECRETARY

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CERTIFIED CORPORATE RESOLUTION TO GUARANTY

        WHEREAS, INTERNATIONAL MEDICATION SYSTEMS, LIMITED (the "Borrower") has made application to BANK OF THE WEST (the "Bank") for credit accommodations which may consist of but shall in no way be limited to the following: the renewal, continuation or extension of an existing obligation; the extension of a new loan, line of credit or commitment; the issuance of letters of credit or banker's acceptances; or the purchase or sale through Bank of foreign currencies.

        WHEREAS, the business interests of AMPHASTAR PHARMACEUTICALS, INC. (the "Corporation") will be benefited by the credit accommodations extended or to be extended from the Bank to the Borrower.

        NOW, THEREFORE, BE IT RESOLVED, that anyone of the following officers: Jack Yongfeng Zhang, as the President of the Corporation, or Mary Luo, as the Secretary/Chief Operating Officer of the Corporation, are authorized, in the name of and on behalf of the Corporation to:

    (a)
    Guaranty repayment of any and all indebtedness of the Borrower to the Bank, plus interest, fees, attorneys' fees and other costs and expenses related to the indebtedness guarantied; that such guaranty shall be in such form and content as the officers of the Corporation executing such guaranty shall approve, which approval shall be evidenced by the execution and delivery of such guaranty.

    (b)
    Transact any other business with the Bank incidental to the powers hereinabove stated.

        RESOLVED FURTHER, that all such evidences of indebtedness, agreements, security instruments and other documents executed in the name of and on behalf of the Corporation and all such actions taken on behalf of the Corporation in connection with the matters described herein are hereby ratified and approved.

        RESOLVED FURTHER, that the Bank is authorized to act upon these resolutions until written notice of their revocation is delivered to the Bank.

        RESOLVED FURTHER, that any resolution set forth herein is in addition to and does not supersede any resolutions previously given by the Corporation to the Bank.

        RESOLVED FURTHER, that the Secretary of the Corporation be, and hereby is, authorized and directed to prepare, execute and deliver to the Bank a certified copy of the foregoing resolutions.

        I Mary Luo do hereby certify that I am the Secretary of AMPHASTAR PHARMACEUTICALS, INC., a California corporation, and I do hereby further certify that the foregoing is a true copy of the resolutions of the Board of Directors of the Corporation adopted and approved by unanimous written consent.

        I hereby further certify that such resolutions are presently in full force and effect and have not been amended or revoked. I do further certify that the following persons have been duly elected and qualified as and, this day are, officers of the Corporation, holding their respective offices appearing

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below their names, and that the signatures appearing opposite their names are the genuine signatures of such persons.

Date:	October 10th, 2002

NAME:	Jack Yongfeng Zhang	/s/ JACK YONGFENG ZHANG
TITLE:	President

NAME:	Mary Luo	/s/ MARY LUO
TITLE:	Secretary/Chief Operating Officer

IN WITNESS WHEREOF

NAME OF CORPORATION:	AMPHASTAR PHARMACEUTICALS, INC.

	BY:	/s/ MARY LUO
	NAME:	Mary Luo, Secretary

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Exhibit 10.18